Dear Fellow Shareholder:

         Financial assets scored remarkable gains in 1995. For example, the Dow Jones Industrial Average ended the year above 5000, for a gain of about 33%. The Treasury bellweather thirty-year "long" bond finished 1995 with a yield less than 6%, and the Bond Buyer index of forty actively traded municipal bonds increased by 15%.

         A plethora of favorable developments were behind these gains. The economic fundamentals of modest growth and low inflation not only remained intact, but actually began to be thought of as an enduring phenomenon. And rhetoric flowing from the White House and Congress seemed to indicate that genuine progress could be made toward erasing the federal budget deficit. Finally, the Federal Reserve began to reverse its tightfisted policy of 1994 by modestly reducing short-term interest rates, for the first time in July, and then again in December. In this environment saving and investment seemed to become fashionable again, as wage earners poured record sums into IRA and 401(k) retirement plans.

         Importantly, unlike 1993 when the Federal Reserve actively lowered interest rates to stimulate business activity, the Fed pursued a different strategy in 1995. Indeed, throughout the year the Central Bank was being accused of being too stringent rather than too lenient. The upshot was that market interest rates fell faster than the Federal Reserve's own rate cuts, such that the spread between short- and long-term interest rates narrowed dramatically throughout the year.

         This is important for 1996 in two respects. First, the narrowness of the interest rate spread discourages speculation and leverage. Second, since the spread itself is a reflection of a stringent monetary policy, it is highly unlikely that either economic activity or inflation will get off the ground. Indeed, while the economy may well skirt a recession in 1996, the downside risks to the economy seem greater than the upside potential.

         Thus, the credit easing that began in 1995 is likely to continue in 1996, in our view, and as a result interest rates are likely to continue to trend down while bond prices trend up. Unlike 1995, though, we would expect short-term interest rates to begin falling somewhat faster than long-term rates in 1996.

         The municipal bond market began 1995 on a strong note as it benefitted from the positive fundamentals of slow growth and low inflation, as well as from a reduction in the issuance of state and local bonds that began in 1994. By late spring, however, municipals began to underperform Treasuries as discussions about a reform of the tax system, and specifically a flat tax, received attention.

         In a pure flat tax system all incomes would be taxed at the same rate, and in its most extreme form all deductions would be eliminated, including those for real estate taxes, mortgage interest, municipal bond interest, and state and local income taxes.

         The flat tax is a long way from being enacted, and even if it ever is enacted, it will be significantly amended. In our view it is unlikely to ever be enacted, and indeed, the Clinton Administration has already come out squarely against it. Nevertheless, the mere mention of eliminating the interest deduction on municipal bonds hurt the market such that by autumn, yields on municipal bonds were about comparable to the yield on Treasury bonds, instead of being lower, as is normal.

         In our view this anomaly is presenting municipal bond investors with a unique opportunity. As this tax hysteria subsides, munis will once again sell at a premium relative to Treasuries, meaning that municipal bond prices will rise to Treasuries. And in the worst case, munis will yield on a par with Treasuries, which is practically the case currently.

         Investors in Fundamental's High-Yield Municipal Bond Fund were handsomely rewarded in 1995. Net Asset Value rose from $5.92 per share at the end of 1994 to $7.07 at the end of 1995 for a hefty 25.7% total return. As a result, the High-Yield Municipal Bond Fund was the year's highest ranking High-Yield Municipal Bond Fund.

         The High-Yield Municipal Bond Fund is particularly sensitive to fluctuations in short-term interest rates, so as the Federal
Reserve began to ease credit around mid-year, the Fund was positively affected. Moreover, because we were generally constructive on the interest rate outlook for 1995, the Fund's portfolio maintained a long duration. If in fact the Federal
Reserve continues gradually lowering short-term interest rates in 1996, the High-Yield Municipal Bond Fund will further benefit.

         Nonetheless, returns such as those generated in 1995 should not be expected to recur. Interest rates will probably not fall as sharply in 1996 as they did in 1995. However, as discussions about the flat tax are clarified, or more likely terminated, municipal bonds will outperform Treasuries, and this will be positive for the High-Yield Municipal Bond Fund.

         Of course, interest rates and bond prices will always fluctuate, so investors are urged to undertake an investment program over time rather than in one lump sum. Meanwhile, we thank you for your continued trust, and we look forward to continuing to serve you in the future.

Sincerely,





Dr. Vincent J. Malanga

 FUNDAMENTAL FIXED INCOME FUND
HIGH YIELD MUNICIPAL BOND SERIES

(chart material)

----------------------------------------------------------
             FFIF High Yield Municipal Bond Series
             Avg Annual Total Return Thru 12/31/95
----------------------------------------------------------
        1 Year        5 Year    Since Inception (10/1/87)

        25.70%        6.13%              2.75%
----------------------------------------------------------

$25,000

$20,000

$15,000

$10,000

 $5,000


 9/30/87

12/31/88

12/31/89

12/31/90

12/31/91

12/31/92

12/31/93

12/31/94

12/31/95


Lehman Brothers
Index $20,873

Consumer Price
Index $13,380

FFIF High Yield
Series $12,507


Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the Fund on 10/1/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes the value of the index on 9/30/87 is used as the beginning value on 10/1/87. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in lower grade municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to the Fund's performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

Lehman Index Source: Lehman Brothers

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1995


             ASSETS

Investment in securities at value (Note 5)
    (cost $1,879,365)                                                $1,828,053
Interest receivable                                                      31,848
Receivable for shares sold                                               16,000
                                                                     ----------

                  Total assets                                       $1,875,901
                                                                     ----------

   LIABILITIES

Bank overdraft payable                                               $  378,766
Payable for shares redeemed                                              26,658
Dividend payable                                                          1,162
Accrued expenses                                                         11,880
                                                                     ----------

                  Total liabilities                                  $  418,466
                                                                     ----------

Net assets consisting of:
    Accumulated net realized loss                                    $ (198,899)
    Unrealized depreciation of securities                               (51,312)
    Paid-in-capital applicable to 206,234
        shares of beneficial interest                                 1,707,646
                                                                     ----------

                                                                     $1,457,435
                                                                     ==========

Net asset value per share                                            $     7.07
                                                                     ==========


See Notes to Financial Statements.

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1995


Investment income:
    Interest income                                                   $  91,471

Expenses (Notes 2, 3 and 6):
    Investment advisory fees                             $  9,569
    Custodian and accounting fees                          28,192
    Transfer agent fees                                     6,011
    Trustee fees                                              707
    Distribution fees                                       5,981
    Professional fees                                      40,715
    Printing and postage                                    6,170
    Other                                                   6,904
                                                         --------
                                                          104,249

    Less expenses waived or reimbursed by
        the manager and affiliate                         (74,369)
                                                         --------

                  Total expenses                                         29,880
                                                                      ---------
                  Net investment income                                  61,591

Realized and unrealized gain (loss)
    on investments:
    Net realized loss on investments                      (39,968)
    Change in unrealized appreciation of
        investments for the year                          253,452
                                                         --------

                  Net gain on investments                               213,484
                                                                      ---------

                  Net increase in net assets
                    from operations                                   $ 275,075
                                                                      =========


See Notes to Financial Statements.

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                       STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 1995 and 1994


                                                         1995           1994
                                                      ----------     ----------
Increase (decrease) in net assets from:
    Operations:
        Net investment income                         $   61,591     $   68,184
        Net realized loss on investments                 (39,968)       (54,302)
        Unrealized appreciation (depreciation)
         of investments for the year                     253,452       (161,607)
                                                      ----------     ----------

                  Net increase (decrease) in net
                    assets from operations               275,075       (147,725)

    Dividends paid to shareholders from net
        investment income                                (61,591)       (68,184)
    Capital share transactions (Note 4)                  264,793        108,138
                                                      ----------     ----------

                  Total increase (decrease)              478,277       (107,771)

Net assets:
    Beginning of year                                    979,158      1,086,929
                                                      ----------     ----------

    End of year                                       $1,457,435     $  979,158
                                                      ==========     ==========


See Notes to Financial Statements.

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                            STATEMENT OF INVESTMENTS
                                December 31, 1995


Par Value              Security Description                             Value
---------              --------------------                             -----

$ 40,000    Allegheny County, PA, IDA, AFR, USAir Inc.,
            8.875%, 3/1/21                                           $   42,118
  50,000    Angels, CA, Improvement Bond Act of 1915,
            Greenhorn Creek Association, 7.300%, 9/2/21                  52,371
  75,000    Apple Valley, MN, IDR, K-Mart Corporation
            Project, 6.000%, 4/1/01                                      66,822
  35,000++  Babylon, NY, IDA, RFR, Babylon Recycling
            Center, 8.875%, 3/1/11                                       17,549
  40,000    Brookhaven, NY, IDA, CFR, Dowling College,
            6.750%, 3/1/23                                               42,060
  75,000    California Alternative Energy & Advanced
            Transmission Finance Authority, SRI
            International Project, 8.000%, 12/1/20                       72,562
  60,000    California Health Facilities Authority,
            Valley Presbyterian Hospital Project, RB,
            Series A, 9.000%, 5/1/12                                     60,076
  35,000    Cass County, MO, IDA, 7.375%, 10/1/22                        37,483
 250,000    Colorado Health Facilities Authority, RHR,
            Liberty Heights Project, ETM, CAB, 7/15/24                   38,955
  50,000    Decatur, GA, Downtown Development Authority,
            IDR, Decatur Hotel Project, AMT, 8.750%, 11/1/16             50,880
 500,000    Foothill/Eastern TCA, Toll Road Revenue, CAB,
            1/1/26                                                       74,410
  50,000    Illinois Development Financial Authority, Solid
            Waste Disposal, RB, Ford Heights Waste Tire
            Project, 7.875%, 4/1/11                                      50,410
  45,000    Illinois Health Facilities Authority, Midwest,
            Physician Group Ltd. Project, RB, 8.125%, 11/15/19           48,361
  35,000    Indianapolis, IN, RB, Robin Run Village Project,
            7.625%, 10/1/22                                              38,576
  50,000    Joplin, MO, IDA, Hospital Facilities Revenue,
            Tri State Osteopathic, 8.250%, 12/15/14                      53,013
  50,000    Los Angeles, CA, Regional Airport, Continental
            Airlines, AMT, 9.250%, 8/1/24                                56,951
  35,000    Maine Finance Authority, Solid Waste RFR, Bowater
            Inc. Project, 7.750%, 10/1/22                                38,723
  35,000    Montgomery County, PA, HEHA, Hospital Revenue,
            Series A, 8.375%, 11/1/11                                    37,037
  95,000    Montgomery County, TX, Health Facilities Development
            Corp., The Woodlands Medical Center, 8.850%, 8/15/14        104,448
  25,000'   New York, NY, GO, IFRN, 10/1/03                              40,827
 100,000+   Niagara Falls, NY, URA, Old Falls Street Improvement
            Project, 11.00%, 5/1/99                                      49,336
  50,000    Northeast, TX, Hospital Authority Revenue, Northeast
            Medical Center, 7.250%, 7/1/22                               52,910
  30,000    Philadelphia, PA, HEHA, Graduate Health Systems
            Project, 7.250%, 7/1/18                                      32,556
  75,000    San Bernardino, CA, San Bernardino Community Hospital,
            RB, 7.875%, 12/1/19                                          75,000

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                            STATEMENT OF INVESTMENTS
                                December 31, 1995


Par Value              Security Description                             Value
---------              --------------------                             -----

$100,000'   San Bernardino, CA, COP, IFRN, 7/1/16                    $  104,168
  40,000    San Joaquin Hills, CA, TCA, Toll Road Revenue,
            7.000%, 1/1/30                                               42,609
  60,000'   San Jose, CA, Redevelopment Agency, Tax Allocation
            Bonds, IFRN, MBIA Insured, 8/1/16                            55,216
 250,000    Savannah, GA, Economic Development Authority
            Revenue, ETM, CAB, 12/1/21                                   45,977
  50,000    Schuylkill County, PA, IDA Resource Recovery,
            Schuylkill Energy Res. Inc., AMT, 6.500%, 1/1/10             51,937
  50,000    Tomball, TX, Hospital Authority Revenue,
            Refunding, 6.125%, 7/1/23                                    49,280
  20,000++  Tri-State Health Care Corp., PA, First Humanics
            Corp., Henry Clay Project, 13.75%, 12/1/14                    4,019
  15,000+   Troy,NY, IDA, Hudson River Project, 11.00%,
            12/1/14                                                      11,250
  75,000++  Villages at Castle Rock, CO, Metropolitan
            District #4, 8.500%, 6/1/31                                  19,501
 100,000    Wayne MI, AFR, Northwest Airlines Inc. 6.750%,
            12/1/15                                                     103,134
  50,000    Wisconsin Health & Educational Facilities
            Authority, National Agency of New Berlin Project,
            RB, 8.000%, 8/15/25                                          49,489
  75,000    York County, VA, IDA, K-Mart Corp. Project, RB,
            5.750%, 12/1/09                                              58,039
                                                                     ----------
            Total investments (cost $1,879,365")                     $1,828,053
                                                                     ==========

"     Cost is approximately the same for income tax purposes.
' Inverse Floating Rate Notes (IFRN) are instruments whose rates bear an inverse relationship to the interest rate on another security or the value of an index.
+ The value of this non-income producing security has been estimated in good faith under methods determined by the Fund's Board of Trustees (Note 5).
++    Non-income producing security (Note 5).
*     Description:
         AFR          Airport Facilities Revenue
         AMT          Subject to Alternative Minimum Tax
         CAB          Capital Appreciation Bond
         COP          Certificate of Participation
         CFR          Civic Facility Revenue
         ETM          Escrowed to Maturity
         GO           General Obligation
         HEHA         High Education and Health Authority
         IDA          Industrial Development Authority
         IDR          Industrial Development Revenue
         MBIA         Municipal Bond Insurance Assurance Corporation
         RFR          Recycling Facility Revenue
         RHR          Retirement Housing Revenue
         RB           Revenue Bond
         TCA          Transportation Corridor Agency
         URA          Urban Renewal Agency
         IFRN         Inverse Floating Rate Note

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                          NOTES TO FINANCIAL STATEMENTS


Note 1.  Significant Accounting Policies

                Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the U.S. Government Strategic Income Fund (the Series). Each series is considered a separate entity for financial reporting and tax purposes.
                The Series seeks to provide a high level of current income exempt from federal income tax through investment in a portfolio of lower quality municipal bonds, generally referred to as "junk bonds." These bonds are considered speculative because they involve greater price volatility and risk than do higher rated bonds. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

                Valuation of securities:

                    Investments are stated at value based on prices provided by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Securities not priced in this manner are valued in good faith by the Board of Trustees.

                Federal income taxes:

                    It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

                Distributions:

                    The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

                          NOTES TO FINANCIAL STATEMENTS


                General:

                    Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are amortized and charged against interest income and original issue discounts are accreted to interest income.

                Accounting estimates:

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2.         Investment Advisory Fees and Other Transactions With
                    Affiliates

                The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the High-Yield Municipal Bond Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Funds' Board of Trustees. In compensation for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.8% of the Series' average daily net assets up to $100 million and decreasing by.02% for each $100 million increase in net assets down to 0.7% of net assets in excess of $500 million. The Manager is required to reimburse the Series on a monthly basis for its expenses (exclusive of interest, taxes, brokerage fees and expenses paid pursuant to the Plan of Distribution, and extraordinary expenses) to the extent that such expenses, including the management fee, exceed the limits on investment company expenses prescribed in any state in which the Series' shares are qualified for sale. The Manager voluntarily waived fees and reimbursed expenses of $57,191 for the year ended December 31, 1995.

                The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to Fundamental Service Corporation (FSC), an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. FSC has waived all fees and reimbursed certain expenses in the amount of $11,167 for the year ended
                December 31, 1995.

                The Fund compensates Fundamental Shareholder Services, Inc.
                (FSSI), an affiliate of the Manager, for the services it provides under a Transfer Agent and Service Agreement. FSSI has waived all fees in the amount of $6,011 for the year ended December 31, 1995.


Note 3.         Trustees' Fees

                All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average.

Note 4.         Shares of Beneficial Interest

                As of December 31, 1995, there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $1,707,646. Transactions in shares of beneficial interest were as follows:


                                         Year Ended             Year Ended
                                      December 31, 1995      December 31, 1994
                                      -----------------      -----------------
                                      Shares      Amount     Shares     Amount
                                      ------      ------     ------     ------

                  Shares sold         137,251    $921,557    82,599    $534,554
                  Shares issued on
                    reinvestment of
                    dividends           8,305      54,195     7,829      50,715
                  Shares redeemed    (104,760)   (710,959)  (74,527)   (477,131)
                                      -------    --------    ------    --------
                  Net increase         40,796    $264,793    15,901    $108,138
                                      =======    ========    ======    ========

Note 5.         Complex Securities and Investment Transactions

                Inverse floating rate notes (IFRN):

                    The Fund invests in variable rate securities commonly called "inverse floaters." The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in the interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond.

                Investments transactions:

                    The Fund invests in lower rated or unrated ("junk") securities which are more likely to react to developments affecting market risk and credit risk than would higher rated securities which react primarily to interest rate fluctuations. The Fund held securities in default with an aggregate value of $101,655 at December 31, 1995 (5.42% of total assets). As indicated in the Statement of Investments the Troy, NY Industrial Revenue Bond, 11% due December 1, 2014 with a par value of $15,000 and a value of $11,250 at December 31, 1995 has been estimated in good faith under methods determined by the Board of Trustees.

                    The Fund owns 1.7% of a Niagara Falls New York Urban Renewal Agency 11% Bond ("URA Bond") due to mature on
                    May 1, 2009 which has missed interest and sinking fund payments. An affiliated investment company owns 98.3% of this bond issue. The ability of this bond issue to make future payments is dependent on the ability of the underlying projects making certain rental payments. There is uncertainty as to the timing of events and the subsequent ability of this bond issue to make service debt payments. The value of this bond was $49,336. The bond is valued at 49.3% of face value at December 31, 1995 under methods determined by the Board of Trustees.

                    During the year ended December 31, 1995, the cost of purchases and proceeds from sales of investment securities, other that short-term obligations, were $1,158,619 and $536,639, respectively. Accumulated undistributed net realized loss as of December 31, 1995 was $198,899. This capital loss carry forward may be used to offset future capital gains for tax purposes, and expires in varying amounts between December 31, 1998 and December 31, 2004.

                    As of December 31, 1995, net unrealized depreciation of portfolio securities amounted to $51,312 composed of unrealized appreciation of $105,513 and unrealized depreciation of $156,825.

                          NOTES TO FINANCIAL STATEMENTS

Note 6.  Selected Financial Information

         Per share operating performance (for a share outstanding throughout the year):

                                                              Years Ended December 31,
                                                 -------------------------------------------------
                                                  1995       1994       1993       1992       1991
                                                 ------     ------     ------     ------     ------
        Net asset value,
           beginning of year                     $ 5.92     $ 7.27     $ 7.30     $ 7.29     $ 7.02
                                                 ------     ------     ------     ------     ------

         Income from investment
           operations:
           Net investment income                 $  .34     $  .43     $  .39     $  .43     $  .42
           Net realized and
             unrealized gains
             (losses) on
             investments                           1.15      (1.35)      (.03)       .01        .27
                                                 ------     ------     ------     ------     ------

           Total from investment
             operations                            1.49      (0.92)      0.36       0.44       0.69
                                                 ------     ------     ------     ------     ------

           Less distributions:
             Dividends from net
               investment income                   (.34)      (.43)      (.39)      (.43)      (.42)
                                                 ------     ------     ------     ------     ------

           Net asset value,
             end of year                         $ 7.07     $ 5.92     $ 7.27     $ 7.30     $ 7.29
                                                 ======     ======     ======     ======     ======
           Total return                          25.70%   (12.92)%      5.11%      6.26%     10.14%

           Ratios/supplemental data:
             Net assets, end of
               year (000's)                       1,457        979      1,087      1,050      1,176
             Ratios to average net
               assets:
               Expenses*                          8.72%      2.50%      2.50%      2.87%      2.63%
               Net investment income*             3.85%      6.70%      5.40%      5.89%      5.93%
             Portfolio turnover rate             43.51%     75.31%     84.89%    100.21%     15.78%
           Bank loans:
             Amount outstanding at
               end of year (000
               omitted)                          $  379     $   -      $   -      $   20     $  103
             Average amount of
               bank loans
               outstanding during
               the year (000 omitted)                61         -          -          57         29
             Average number of
               shares outstanding
               during the year
               (000 omitted)                        183        156        145        144        188
             Average amount of debt
               per share during the
               year                                $.33     $   -      $   -      $ 0.40      $0.15


* These ratios are after expense reimbursements of 3.8%, 6.20%, 5.76%, 4.83%, and .11% for each of the years ended December 31, 1995, 1994, 1993, 1992 and 1991, respectively.

                          Independent Auditor's Report


To the Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
High-Yield Municipal Bond Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1995, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the selected financial information for each of the five years then ended. These financial statements and selected financial
information are the responsibility of the Fund's management.   Our
responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1995, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.


New York, New York
February 13, 1996

Left Col.



    FUNDAMENTAL FIXED-INCOME FUND
        90 Washington Street
      New York, New York 10006
          1-800-322-6864


      Independent Auditors
     McGladrey & Pullen, LLP
      New York, NY 10017



           Attorney
     Kramer, Levin, Naftalis,
     Nessen, Kamin & Frankel
       919 Third Avenue
      New York, NY 10022




This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.




Right Col.



           Annual Report
         December 31, 1995




            FUNDAMENTAL
         FIXED-INCOME FUND


            High Yield
       Municipal Bond Series




             FUNDAMENTAL